Exhibit 10.03
                                                                   -------------


      AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

     AMENDMENT dated as of December 16, 2002 under the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

                              W I T N E S S E T H :

     WHEREAS the parties hereto desire to postpone the delivery deadline for the Long-Term Budget and the required Covenant Addendum Date;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

     SECTION 2. New And Deleted Definitions. (a) The following definition is inserted in alphabetical order in Section 1.01 of the DIP Credit Agreement:

     "244th Day" shall mean February 28, 2003.

     (b) The definition of "Monthly Usage Limit" contained in Section 1.01 of the DIP Credit Agreement is amended by replacing the words "165th Day" in the second line thereof with the words "244th Day".

     (c) The definition of "Capital Expenditures" contained in Section 1.01 of the DIP Credit Agreement is amended to read in its entirety as follows:

     "Capital Expenditures", with respect to each Borrower Group, for any period
(i) prior to the Covenant Addendum Date, shall mean the additions to property, plant and equipment and other capital expenditures of such Borrower Group that are (or would be) set forth in its consolidated statement of cash flows for such period prepared in accordance with GAAP consistent with such Borrower Group's historical application of GAAP, and (ii) on and after the Covenant Addendum Date, shall have the meaning set forth in the Covenant Addendum.

     (d) The definition of "165th Day" is deleted in its entirety.

     SECTION 3. Incremental Availability Date Not To Occur Prior To 244th Day. The first sentence of Section 4.04 of the DIP Credit Agreement is amended to read in its entirety as follows:

     "The Incremental Availability Date shall occur on the first date (on or after the 244th Day) on which each of the following conditions shall have been satisfied:"

     SECTION 4. Amended Timing For Delivery Of Long-Term Budget. Section 5.01(l)(i) of the DIP Credit Agreement is amended by replacing the words "135th Day" in the first line thereof with the words "February 14, 2003".

     SECTION 5. Amendment Of Capital Expenditures Covenant. Section 6.04 is amended to read in its entirety as follows:

     "The aggregate amount of Capital Expenditures for all the Borrower Groups for the period commencing on December 1, 2002 and ending on February 28, 2003 will not exceed $330,000,000. Each Borrower will not permit Capital Expenditures for its Borrower Group for any month ended on or after the Covenant Addendum Date to exceed the amount set forth for such month in the Covenant Addendum."

     SECTION 6. Postponement Of Covenant Addendum Date Default. Section 7.01(s) of the DIP Credit Agreement is amended to read its entirety as follows:

     "(s) the Covenant Addendum Date shall not have occurred on or prior to the 244th Day; or"

     Section 7. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

     Section 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                 JPMORGAN CHASE BANK

                                 By: /s/ Norma C. Corio
                                     ------------------------------
                                     Title: Managing Director

                                CITICORP USA, INC.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                WACHOVIA BANK, N.A.

                                By: /s/ Helen F. Wessling
                                    ------------------------------
                                    Title: Director

                                THE BANK OF NOVA SCOTIA

                                By: /s/ Christopher Usas
                                    ------------------------------
                                    Title: Director


                                FLEET NATIONAL BANK

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                BANK OF AMERICA, N.A.

                                By: /s/ William E. Livingstone, IV
                                    ------------------------------
                                    Title: Managing Director

                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By: /s/ Christopher Cox
                                    ------------------------------
                                    Title: Duly Authorized Signatory

                                THE TRAVELERS INSURANCE COMPANY

                                By: /s/ William M. Gardner
                                    ------------------------------
                                    Title: Investment Officer


                                BANK OF MONTREAL

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CALPERS

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CREDIT LYONNAIS NEW YORK

                                By: /s/ Douglas E. Roper
                                    ------------------------------
                                    Title: First Vice President


                                THE FOOTHILL GROUP, INC.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                MORGAN STANLEY SENIOR FUNDING, INC.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                SUMITOMO MITSUI BANKING CORPORATION

                                By: /s/ William M. Ginn
                                    ------------------------------
                                    Title: General Manager


                                BAYERISHE HYPO UND VEREINSBANK AG,
                                  NEW YORK BRANCH

                                By: /s/ John W. Sweeney
                                    ------------------------------
                                    Title: Director

                                By: /s/ Michael D. Novellino
                                    ------------------------------
                                    Title: Associate Director

                                EATON VANCE SENIOR INCOME TRUST

                                By: Eaton Vance Management as Investment
                                    Advisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                EATON VANCE CDO III, LTD.

                                By: Eaton Vance Management as Investment
                                    Advisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                EATON VANCE CDO IV, LTD.

                                By: Eaton Vance Management as Investment Advisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                COSTANTINUS EATON VANCE CDO V, LTD.

                                By: Eaton Vance Management as Investment
                                    Advisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                SPCP GROUP LLC

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                SUNAMERICA SENIOR FLOATING RATE FUND INC.

                                By: Stanfield Capital Partners LLC as its
                                    subadvisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                DEUTSCHE BANK TRUST COMPANY AMERICAS

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                AURM CLO 2002-1 LTD.

                                By: Stein Roe & Farnham Incorporated, as
                                    Investment Manager

                                By: /s/ Kathleen A. Zarn
                                    ------------------------------
                                    Title: Senior Vice President

                                AIM FLOATING RATE FUND

                                By: INVESCO Senior Secured Management, Inc. as
                                    Attorney in Fact

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CHARTER VIEW PORTFOLIO

                                By: INVESCO Senior Secured Management, Inc. as
                                    Investment Advisor

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                DIVERSIFIED CREDIT PORTFOLIO LTD.

                                By: INVESCO Senior Secured Management, Inc. as
                                    Investment Adviser

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                TCW SELECT LOAN FUND, LIMITED

                                By: TCW Advisors, Inc., as its
                                    Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                C-SQUARED CDO LTD.

                                By: TCW Advisors, Inc., as its Portfolio Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                SRF 2000 LLC

                                By: /s/ Ann E. Morris
                                    ------------------------------
                                    Title: Assistant Vice President


                                SRF TRADING, INC.

                                By: /s/ Ann E. Morris
                                    ------------------------------
                                    Title: Assistant Vice President


                                CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                FLAGSHIP CLO II

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                (dba ANCHOR NATIONAL LIFE INSURANCE COMPANY)

                                By: /s/ Steven S. Oh
                                    ------------------------------
                                    Title: Authorized Agent


                                FIDELITY ADVISOR SERIES II:
                                FIDELITY ADVISOR FLOATING RATE HIGH
                                INCOME FUND (161)

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                GOLDMAN SACHS CREDIT PARTNERS L.P.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                REGIMENT CAPITAL, LTD

                                By: Regiment Capital Management, LLC as its
                                    Investment Advisor

                                By: Regiment Capital Advisors, LLC
                                    its Manager and Pursuant to delegated
                                    authority

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                PRESIDENT & FELLOWS OF HARVARD COLLEGE

                                By: Regiment Capital Management, LLC as its
                                    Investment Advisor

                                By: Regiment Capital Advisors, LLC
                                    its Manager and Pursuant to delegated
                                    authority

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                LIBERTYVIEW FUNDS, L.P.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                LONG LANDE MASTER TRUST IV

                                By: Fleet National Bank as Trust Administrator

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                AIMCO CLO, SERIES 2001-A

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                ALLSTATE LIFE INSURANCE COMPANY

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                PROTECTIVE LIFE INSURANCE COMPANY

                                By: /s/ Diane S. Griswold
                                    ------------------------------
                                    Title: Assistant Vice President


                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                GLENEAGLES TRADING LLC

                                By: /s/ Ann E. Morris
                                    ------------------------------
                                    Title: Assistant Vice President


                                HIGHLAND LOAN FUNDING V LTD

                                By: Highland Capital Management, L.P. as
                                    Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                                By: Highland Capital Management, L.P. as
                                    Authorized Representatives of the Board

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                ING PRIME RATE TRUST

                                By: ING Investments, LLC as its investment
                                    manager

                                By: /s/ Jeffrey A. Bakalar
                                    ------------------------------
                                    Title: Senior Vice President

                                ING SENIOR INCOME FUND

                                By: ING Investments, LLC as its investment
                                    manager

                                By: /s/ Jeffrey A. Bakalar
                                    ------------------------------
                                    Title: Senior Vice President


                                INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                By: Indosuez Capital as Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                By: David L. Babson & Company Inc.,
                                    as Investment Adviser

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                MAPLEWOOD (CAYMAN) LIMITED

                                By: David L. Babson & Company Inc., under
                                    delegated authority from Massachusetts
                                    Mutual Life Insurance Company as
                                    Investment Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                BRYN MAWR CLO, LTD.

                                By: Deerfield Capital Management LLC as its
                                    Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                GULF STREAM CDO 2002-I

                                By: Gulf Stream Asset Management, LLC as
                                    Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                STANWICH LOAN FUNDING LLC

                                By: /s/ Ann E. Morris
                                    ------------------------------
                                    Title: Assistant Vice President


                                RIVIERA FUNDING LLC

                                By: /s/ Ann E. Morris
                                    ------------------------------
                                    Title: Assistant Vice President

                                ATRIUM CDO

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CSAM FUNDING II

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                TORONTO DOMINION (TEXAS), INC.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                NOMURA BOND & LOAN FUND

                                By: UFJ Trust Company of New York as Trustee

                                By: Nomura Corporate Research and Asset
                                    Management, Inc., Attorney in Fact

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CLYDESDALE CLO 2001-1, LTD

                                By: Nomura Corporate Research and Asset
                                    Management, Inc., as Collateral Manager

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                IMPERIAL CREDIT ASSET MANAGEMENT

                                By:
                                    ------------------------------
                                    Name:
                                    Title:


                                CITIBANK, N.A.

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

                                ACC CABLE COMMUNICATIONS FL-VA, LLC

                                By: ACC Cable Holdings VA, Inc., its sole member

                                ACC CABLE HOLDINGS VA, INC.

                                ACC HOLDINGS II, LLC

                                By: ACC Operations, Inc., its sole member

                                ACC INVESTMENT HOLDINGS, INC.

                                ACC OPERATIONS, INC.

                                ACC TELECOMUNICATIONS HOLDINGS LLC

                                By: ACC Operations, Inc., its sole member

                                ACC TELECOMMUNICATIONS LLC

                                By: ACC Telecommunications Holdings LLC, its
                                    sole member
                                By: ACC Operations, Inc., its sole member

                                ACC TELECOMMUNICATIONS OF VIRGINIA LLC

                                By: ACC Telecommunications Holdings LLC, its
                                    sole member
                                By: ACC Operations, Inc., its sole member

                                ACC-AMN HOLDINGS LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA ACQUISITION SUBSIDIARY, INC.

                                ADELPHIA ARIZONA, INC.

                                ADELPHIA BLAIRSVILLE, LLC

                                By: Century Communications Corp., its
                                    sole member

                                ADELPHIA CABLE PARTNERS, L.P.

                                By: Olympus Cable Holdings, LLC, its Managing
                                    General Partner
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                By: Clear Cablevision, Inc., its sole member


                                ADELPHIA CABLEVISION ASSOCIATES, L.P.

                                By: Chelsea Communications, Inc., its general
                                    partner

                                ADELPHIA CABLEVISION CORP.

                                ADELPHIA CABLEVISION OF BOCA RATON, LLC

                                By: Adelphia Cablevision Corp., its sole
                                    member


                                ADELPHIA CABLEVISION OF FONTANA LLC

                                By: Clear Cablevision, Inc., its sole member


                                ADELPHIA CABLEISION OF INLAND EMPIRE, LLC

                                By: Clear Cablevision, Inc., its sole member


                                ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

                                By: Olympus Communications, L.P., its sole
                                    member

                                By: ACC Operations, Inc., its managing general
                                    partner

                                ADELPHIA CABLEVISION, LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA CABLEVISION OF NEW YORK, INC.

                                ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

                                By: Ft. Myers Cablevision, LLC, its sole member
                                By: Ft. Myers Acquisition Limited Partnership,
                                    its sole member
                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Opertaions, Inc., its managing general
                                    partner

                                ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

                                By: Ft. Myers Cablevision, LLC, its sole member
                                By: Ft. Myers Acquisition Limited Partnership,
                                    its sole member
                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Opertaions, Inc., its managing general
                                    partner

                                ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

                                By: Mickelson Media, Inc., its sole member

                                ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

                                By: Clear Cablevision, Inc., its sole member

                                ADELPHIA CABLEVISION OF SANTA ANA, LLC

                                By: UCA, LLC, its sole member
                                By: ACC Operations, Inc., its sole member

                                ADELPHIA CABLEVISION OF SEAL BEACH, LLC

                                By: Manchester Cablevision, Inc., its
                                    sole member

                                ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

                                By: UCA, LLC, its sole member
                                By: ACC Operations, Inc., its sole member

                                ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

                                By: Century New Mexico Cable Television Corp.,
                                    its sole member

                                ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

                                By: Sentinel Communications of Muncie, Indiana,
                                    Inc., its sole member

                                ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

                                By: Huntington CATV, Inc., its sole member

                                ADELPHIA CALIFORNIA CABLEVISION, LLLC

                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                ADELPHIA CENTRAL PENNSYLVANIA, LLC

                                By: National Cable Acquisition Associates, L.P.,
                                    its sole member
                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                    Partner

                                ADELPHIA CLEVELAND, LLC

                                By: Adelphia of the Midwest, Inc., its sole
                                    member

                                ADELPHIA COMMUNICATIONS CORPORATION

                                ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

                                By: Adelphia Cablevision Corp., its sole member

                                ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

                                By: Adelphia Cablevision Corp., its sole member

                                ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

                                By: FrontierVision, its sole member
                                By: FrontierVision Holdings, L.P., its general
                                    partner
                                By: FrontierVision Partners, L.P., its general
                                    partner
                                By: Adelphia GP Holdings, L.L.C., its general
                                    partner
                                By: ACC Operations, Inc., its sole member

                                ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

                                ADELPHIA COMPANY OF WESTERN CONNECTICUT

                                ADELPHIA GENERAL HOLDINGS III, INC.

                                ADELPHIA GS CABLE, LLC

                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., it sole member
                                By: ACC Operations, Inc., its sole member

                                ADELPHIA GP HOLDINGS, LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA HARBOR CENTER HOLDINGS, LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA HOLDINGS 2001, LLC

                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., it sole member
                                By: ACC Operations, Inc., its managing partner

                                ADELPHIA INTERNATIONAL II, LLC

                                By: ACC Operations, Inc., its member
                                By: Adelphia Communications International, Inc.,
                                    its member

                                ADELPHIA INTERNATIONAL III LLC

                                By: ACC Operations, Inc., its member
                                By: Adelphia Communications International, Inc.,
                                    its member

                                ADELPHIA OF THE MIDWEST, INC.

                                ADELPHIA MOBILE PHONES

                                ADELPHIA PINELLAS COUNTY, LLC

                                By: Ft. Myers Cablevision, L.L.C., its
                                    sole member
                                By: Ft. Myers Acquisition Limited Partnership,
                                    its sole member
                                By Olympus Communications, L.P., its general partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                ADELPHIA PRESTIGE CABLEVISION, LLC

                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its sole member

                                ADELPHIA TELECOMMUNICATIONS, INC.

                                ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

                                ADELPHIA WELLSVILLE, LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

                                By: ACC Operations, Inc., its sole member

                                ADELPHIA COMMUNICATIONS, INC.

                                ARAHOVA HOLDINGS, LLC

                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                BADGER HOLDING CORPORATION

                                BETTER TV, INC. OF BENNINGTON

                                BLACKSBURG/SALEM CABLEVISION, INC.

                                BRAZAS COMMUNICATIONS, INC.

                                BUENAVISION TELECOMMUNICATIONS, INC.

                                CABLE SENRY CORPORATION

                                CALIFORNIA AD SALES, LLC

                                By: Ft. Myers Cablevision, L.L.C., its
                                    sole member
                                By: Ft. Myers Acquisition Limited Partnership,
                                    its sole member
                                By Olympus Communications, L.P., its general partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                CCC-III, INC.

                                CCC-INDIANA, INC.

                                CCH INDIANA, L.P.

                                By: CCC-Indiana, its general partner

                                CDA CABLE, INC.

                                CENTURY ADVERTISING, INC.

                                CENTURY ALABAMA CORP

                                CENTURY ALABAMA HOLDING CORP.

                                CENTURY AUSTRALIA COMMUNICATIONS CORP.

                                CENTURY BERKSHIRE CABLE CORP.

                                CENTURY CABLE HOLDINGS, LLC

                                By: Century Cable Holding Corp., its sole member

                                CENTURY CABLE HOLDING CORP.

                                CENTURY CABLE MANAGEMENT CORPORATION

                                CENTURY CABLE OF SOUTHERN CALIFORNIA

                                CENTURY CABLEVISION HOLDINGS, LLC

                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                      partner

                                CENTURY CAROLINA CORP.

                                CENTURY COLORADO SPRINGS CORP.

                                CENTURY COLORADO SPRINGS PARTNERSHIP

                                By: Paragon Cable Television Inc., a general
                                    partner

                                CENTURY COMMUNICATIONS CORP.

                                CENTURY CULLMAN CORP.

                                CENTURY ENTERPRISE CABLE CORP.

                                CENTURY EXCHANGE, LLC

                                By: Century Cable Holding Corp., its sole member

                                CENTURY FEDERAL, INC.

                                CENTURY GRANITE CABLE TELEVISION CORP.

                                CENTURY HUNTINGTON COMPANY

                                CENTURY INDIANA CORP.

                                CENTURY ISLAND ASSOCIATES, INC.

                                CENTURY ISLAND CABLE TELEVISION CORP.

                                CENTURY INVESTMENT HOLDING CORP.

                                CENTURY INVESTORS, INC.

                                CENTURY KANSAS CABLE TELEVISION CORP.

                                CENTURY LYKENS CABLE CORP.

                                CENTURY MENDOCINO CABLE TELEVISION, INC.

                                CENTURY MISSISSIPPI CORP.

                                CENTURY MOUNTAIN CORP.

                                CENTURY NEW MEXICO CABLE CORP.

                                CENTURY NORWICH CORP.

                                CENTURY OHIO CABLE TELEVISION CORP.

                                CENTURY OREGON CABLE CORP.

                                CENTURY PACIFIC CABLE TV, INC.

                                CENTURY PROGRAMMING, INC.

                                CENTURY REALTY CORP.

                                CENTURY SHASTA CABLE TELEVISION CORP.

                                CENTURY SOUTHWEST COLORADO CABLE
                                TELEVISION CORP.

                                CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

                                By: Century Exchange LLC, its general partner
                                By: Century Cable Holding Corp., its sole member

                                CENTURY-TCI CALIFORNIA, L.P.

                                By: Century-TCI California Communications, L.P.,
                                    its general partner
                                By  Century Exchange LLC, its general partner
                                By: Century Cable Holding Corp., its sole member

                                CENTURY-TCI HOLDINGS, LLC

                                By: Century-TCI California Communications, L.P.,
                                    its general partner
                                By  Century Exchange LLC, its general partner
                                By: Century Cable Holding Corp., its sole member

                                CENTURY TRINIDAD CABLE TELEVISION CORP.

                                CENTURY VIRGINIA CORP.

                                CENTURY VOICE AND DATA COMMUNICATIONS, INC.

                                CENTURY WARRICK CABLE CORP.

                                CENTURY WASHINGTON CABLE TELEVISION, INC.

                                CENTURY WYOMING CABLE TELEVISION CORP.

                                CHELSEA COMMUNICATIONS, INC.

                                CHELSEA COMMUNICATIONS, LLC

                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                CHESTNUT STREET SERVICES, LLC

                                By: ACC Operations, Inc., its sole member

                                CLEAR CABLEVISION, INC.

                                CMA CABLEVISION ASSOCIATES VII, L.P.

                                By: Tele-Media Company of Tri-States, L.P., its
                                    general partner
                                By: Tri-States, L.L.C., its general partner
                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its managing
                                    general partner

                                CMA CABLEVISION ASSOCIATES XI, LIMITED
                                PARTNERSHIP

                                By: Tele-Media Company of Tri-States, L.P., its
                                    general partner
                                By: Tri-States, L.L.C., its general partner
                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its managing
                                    general partner

                                CORAL SECURITY, INC.

                                COWLITZ CABLEVISION, INC.

                                CP-MDU I LLC

                                By: Adelphia California Cablevision, L.L.C., its
                                    sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                CP-MDU II LLC

                                By: Adelphia California Cablevision, L.L.C., its
                                    sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                E.& E. CABLE SERVICE, INC.

                                EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

                                By: Eastern Virginia Cablevision, L.P., its sole
                                    member
                                By: TMC Holdings Corporation, its
                                    general partner

                                EASTERN VIRGINIA CABLEVISION, L.P.

                                By: TMC Holdings Corporation, its
                                    general partner


                                EMPIRE SPORTS NETWORK, L.P.

                                By: Parnassos Communications, L.P., its general
                                    partner
                                By: Adelphia Western New York Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FAE CABLE MANAGEMENT CORP.

                                FOP INDIANA, L.P.

                                By: FrontierVision Cable New England, Inc., its
                                    general partner

                                FRONTIERVISION ACCESS PARTNERS, LLC

                                By: FrontierVision Operating Partners, L.P., its
                                    sole member
                                By: FrontierVision Holdings, L.P., its general
                                    partner
                                By: FrontierVision Partners, L.P., its general
                                    partner
                                By: Adelphia GP Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FRONTIERVISION CABLE NEW ENGLAND, INC.

                                FRONTIERVISION CAPITAL CORPORATION

                                FRONTIERVISION HOLDINGS CAPITAL CORPORATION

                                FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

                                FRONTIERVISION HOLDINGS L.L.C.

                                By: FrontierVision Partners, L.P., its
                                    sole member
                                By: Adelphia GP Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FRONTIERVISION HOLDINGS L.P.

                                By: FrontierVision Partners, L.P., its general
                                    partner
                                By: Adelphia GP Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FRONTIERVISION OPERATING PARTNERS L.L.C.

                                By: FrontierVision Holdings, L.P., its
                                    sole member
                                By: FrontierVision Partners, L.P., its general
                                    partner
                                By: Adelphia GP Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FRONTIERVISION OPERATING PARTNERS L.P.

                                By: FrontierVision Holdings, L.P., its general
                                    partner
                                By: FrontierVision Partners, L.P., its general
                                    partner
                                By: Adelphia GP Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                FT. MYERS ACQUISITION LIMITED PARTNERSHIP

                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                                          partner

                                FT. MYERS CABLEVISION, LLC

                                By: Ft. Myers Acquisition Limited Partnership,
                                    its sole member
                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                     partner

                                GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

                                By: ACC Cable Communications FL-VA, LLC, its
                                    sole member
                                By: ACC Cable Holdings VA, Inc., its
                                    sole member

                                GLOBAL ACQUISITION PARTNERS, L.P.

                                By: Global Cablevision II, LLC, its
                                    general partner
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                GLOBAL CABLEVISION II, LLC

                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing partner

                                THE GOLF CLUB AT WENDING CREEK FARMS, LLC

                                By: ACC Operations, Inc., its sole member

                                GRAFTON CABLE COMPANY

                                GS CABLE LLC

                                By: Adelphia GS Cable, LLC, its sole member
                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                GS TELECOMMUNICATIONS LLC

                                By: GS Cable, LLC, its sole member
                                By: Adelphia GS Cable, LLC, its sole member
                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

                                HUNTINGTON CATV, INC.

                                IMPERIAL VALLEY CABLEVISION, INC.

                                KALAMAZOO COUNTY CABLEVISION, INC.

                                KEY BISCAYNE CABLEVISION

                                By: Adelphia Cable Partners, LP, a
                                    general partner
                                By: Olympus Cable Holdings, LLC, its managing
                                    general partner
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                KOOTENAI CABLE, INC.

                                LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

                                LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                LOUISA CABLEVISION, INC.

                                MANCHESTER CABLEVISION, INC

                                MARTHA'S VINEYARD CABLEVISION, L.P.

                                By: Century Cable Holdings, LLC, its
                                    general partner
                                By: Century Cable Holding Corp., its sole member

                                MERCURY COMMUNICATIONS, INC.

                                MICKELSON MEDIA, INC.

                                MICKELSON MEDIA OF FLORIDA, INC.

                                MONUMENT COLORADO CABLEVISION, INC.

                                MOUNTAIN CABLE COMMUNICATIONS CORPORATION

                                MOUNTAIN CABLE COMPANY, L.P.

                                By: Pericles Communications Corporation, its
                                    managing general partner

                                MONTGOMERY CABLEVISION, INC.

                                MT. LEBANON CABLEVISION, INC.

                                MULTI-CHANNEL T.V. CABLE COMPANY

                                NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                OLYMPUS CABLE HOLDINGS, LLC

                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                OLYMPUS CAPITAL CORPORATION

                                OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                OLYMPUS COMMUNICATIONS, L.P.

                                By: ACC Operations, Inc., its managing general
                                    partner

                                OLYMPUS SUBSIDIARY, LLC

                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                     partner

                                OWENSBORO-BRUNSWICK, INC.

                                OWENSBORO INDIANA, L.P.

                                By: Century Granite Cable Television Corp., its
                                    general partner

                                OWENSBORO ON THE AIR, INC.

                                PAGE TIME, INC.

                                PARAGON CABLE TELEVISION INC.

                                PARAGON CABLEVISION CONSTRUCTION CORPORATION

                                PARAGON CABLEVISION MANAGEMENT CORPORATION

                                PARNASSOS COMMUNICATIONS, L.P.

                                By: Adelphia Western New York Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                PARNASSOS HOLDINGS, LLC

                                By: Parnassos Communications, L.P., its
                                    sole member
                                By: Adelphia Western New York Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                PARNASSOS, L.P.

                                By: Parnassos Communications, L.P., its general
                                    partner
                                By: Adelphia Western New York Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc., its sole member

                                PERICLES COMMUNICATIONS CORPORATION

                                PULLMAN TV CABLE CO., INC.

                                RENTAVISION OF BRUNSWICK, INC.

                                RICHMOND CABLE TELEVISION CORPORATION

                                RIGPAL COMMUNICATIONS, INC.

                                ROBINSON/PLUM CABLEVISION

                                By: Olympus Subsidiary, LLC, its general partner
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                SABRES, INC.

                                SCRANTON CABLEVISION, INC.

                                SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

                                SOUTHEAST FLORIDA CABLE, INC.

                                SOUTHWEST COLORADO CABLE, INC.

                                SOUTHWEST VIRGINIA CABLE, INC.

                                S/T CABLE CORPORATION

                                STAR CABLE INC.

                                STARPOINT, LIMITED PARTNERSHIP

                                By: West Boca Acquisition Limited Partnership,
                                    its general partner
                                By: Adelphia Cable Partners, L.P., its general
                                    partner
                                By: Olympus Cable Holdings, LLC, its managing
                                    general partner
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                SVHH CABLE ACQUISITION, L.P.

                                By: SVhh Holdings, LLC, its general partner
                                By: ACC Operations, Inc., its sole member

                                SVHH HOLDINGS, LLC

                                By: ACC Operations, Inc., its sole member

                                TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

                                By: Eastern Virginia Cablevision Holdings, LLC,
                                    its managing general partner
                                By: Eastern Virginia Cablevision, L.P., its sole
                                    member
                                By: TMC Holdings Corporation, its
                                    general partner

                                TELE-MEDIA COMPANY OF TRI-STATES L.P.

                                By: Tri-States, L.L.C., its general partner
                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its sole member

                                TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

                                By: National Cable Acquisition Associates, L.P.,
                                    a general partner
                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                TELESAT ACQUISITION, LLC

                                By: Arahova Holdings, LLC, its sole member
                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                TELESTAT ACQUISITION LIMITED PARTNERSHIP

                                By: Olympus Communications, L.P., its general
                                    partner
                                By: ACC Operations, Inc., its managing general
                                    partner

                                THE MAIN INTERNETWORKS, INC.

                                THE WESTOVER T.V. CABLE CO., INCORPORATED

                                THREE RIVERS CABLE ASSOCIATES, L.P.

                                By: Chelsea Communications, LLC, a
                                    general partner
                                By: Olympus Cable Holdings, LLC, its sole member
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                And By: Mt. Lebanon Cablevision, Inc., a general
                                        partner

                                TIMOTHEOS COMMUNICATIONS, L.P.

                                By: Olympus Communications Holdings, L.L.C., its
                                    general partner
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                TMC HOLDINGS CORPORATION

                                TMC HOLDINGS, LLC

                                TRI-STATES, L.L.C.

                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its sole member

                                UCA LLC

                                By: ACC Operations, Inc., its sole member

                                U.S. TELE-MEDIA INVESTMENT COMPANY

                                UPPER ST. CLAIR CABLEVISION, INC.

                                VALLEY VIDEO, INC.

                                VAN BUREN COUNTY CABLEVISION, INC.

                                WARRICK CABLEVISION, INC.

                                WARRICK INDIANA, L.P.

                                By: CCC-III, Inc., its general partner

                                WELLSVILLE CABLEVISION, L.L.C.

                                By: Century Cable Holdings, LLC, its sole member
                                By: Century Cable Holding Corp., its sole member

                                WEST BOCA ACQUISITION LIMITED PARTNERSHIP

                                By: Adelphia Cable Partners, L.P., its general
                                    partner
                                By: Olympus Cable Holdings, LLC, its managing
                                    general partner
                                By: Olympus Subsidiary, LLC, its sole member
                                By: Olympus Communications, L.P., its
                                    sole member
                                By: ACC Operations, Inc., its managing general
                                    partner

                                WESTERN NY CABLEVISION, L.P.

                                By: Adelphia Western New York Holdings, LLC, its
                                    general partner
                                By: ACC Operations, Inc, its sole member

                                WESTVIEW SECURITY, INC.

                                WILDERNESS CABLE COMPANY

                                YOUNG'S CABLE TV CORP.

                                YUMA CABLEVISION, INC.

                                By: /s/ Randall D. Fisher
                                    ------------------------------
                                    Name:  Randall D. Fisher
                                    Title: Vice President and Secretary